                 COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

February 4, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2001. The net asset value at that date was $30.97. In addition, a distribution of $0.63 per share (including a regular $0.43 per share distribution plus a special income distribution of $0.20 per share) was declared for shareholders of record on December 20, 2001 and was paid on December 21, 2001.

2001 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of 3.4% compared to the NAREIT Equity REIT Index's* total return of 5.0%. For the year ended
December 31, 2001, the Fund's total return was 6.0%, compared to the NAREIT Equity REIT Index's total return of 13.9%.

    In a year marred by the horrific tragedy of September 11, the deployment of U.S. troops in Afghanistan, and the challenges of the U.S. recession, REITs delivered another year of stellar absolute and relative returns. For the second year in a row, REITs outperformed stocks, which had a total return of -11.9%, as measured by the S&P 500 Index. Also for the second consecutive year, REITs outperformed bonds, which had a total return of 8.5%, as measured by the Salomon Broad Investment Grade Bond Index. Over the past two years, REITs have generated a cumulative total return of 44.0%, exceeding the S&P 500 Index by 63.9 percentage points -- the largest margin of outperformance for any two-year period since 1976-77.

    REITs were faced with a significant challenge in 2001: the first recession of the modern REIT era. By demonstrating earnings resilience relative to corporate America, REITs passed this test. While it is true that REIT earnings grew only 5%-6% this year (analysts originally expected 8%-9% growth), this performance was far superior to the earnings for the S&P 500, which fell a startling 18%. One reason for REITs' resilience in the face of flagging demand was their fundamentals: REITs entered the slowdown with high occupancies and below-market rents. This, combined with the contractual nature of many real estate leases, reduced the impact of the recession on their earnings. REIT earnings also benefited from record-low interest rates in 2001, which allowed many of them to refinance their debt (REITs issued $11.9 billion of corporate debt in 2001, the second most active year ever). REITs also proved their mettle as income generators, with most of the group continuing to increase dividends in the face of economic uncertainty. The average REIT increased its dividend 5.4%, while S&P 500 dividends declined 3.3% -- the worst such decline since 1951.

    Our relative performance in 2001 was disappointing. While we find no solace in the fact that it was a difficult year for most managers (87% of the real estate mutual funds failed to beat the NAREIT Equity REIT Index), the investment environment posed an unprecedented challenge. Strong market performance by high-yield, small-capitalization companies hurt many investment managers' relative performance, including our own. Recessions are typically harsh on lower-quality companies, and as the balance sheets, properties, corporate

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

governance, and management of these companies tend to be poor, their stocks should have underperformed, all things being equal. However, the Federal Reserve saw to it that all things in 2001 were not equal. In an effort to stave off recession, it lowered the federal funds rate aggressively, to 1.75% from 6.50%, making the yields offered by these REITs highly attractive. Thus, when the earnings and balance sheet issues that we thought would plague these companies never materialized -- a testament to the REIT sector's health -- investors, focusing on the high yields, drove up their share prices.

    While this was great news for these small-cap, high-yield companies, it hurt our relative performance, as our strategy emphasized high-quality companies offering high growth rates at reasonable valuations. These companies, with their lower dividend yields, underperformed the small-cap, high-yield REITs. The graph below illustrates the strong correlation in 2001 between performance and dividend yield, on the one hand, and the inverse correlation between performance and company size, on the other.


                   NAREIT Equity REIT Index 2001 Total Return
                       by Yield & Market Capitalization

                                 [CHART]

              Dividend Yield                  Total Return
              Less than 6.0%                     3.9%
              6.0%-7.4%                          9.2%
              7.5%-8.9%                         14.9%
              9.0% or greater                   29.8%

         Market Capitalization ($ Billion)    Total Return
              $5.0 or greater                    1.1%
              $3.0-$4.9                          6.7%
              $1.0-$2.9                         15.0%
              Less than $1.0                    25.7%

    With regard to our portfolio, we added value this year with our Health Care holdings. Health Care Property Investors, Nationwide Health Properties, Ventas, and Manor Care all outperformed the index substantially, reaping the benefits of their high yields, the defensive attributes of nursing-home and hospital demand, and the improvements in Medicare reimbursement. Our Regional Mall holdings also fared well, benefiting from debt refinancing; they also got a boost when investors realized that the recession was not going to hurt the sector's fundamentals as much as they had imagined. Our strategy of focusing on growth at a reasonable price resulted in meaningful weightings in economically sensitive sectors -- specifically, Office and Apartment -- which underperformed the defensive sectors, such as Shopping Center and Self Storage. As the economy slid into recession, investors questioned whether growth rates could be sustained and placed a greater value on income and on defensive sectors. The Hotel sector faced unique difficulties due to September 11; we employed a conservative strategy and eliminated these holdings due to the potentially severe and unquantifiable risks.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    As a result of their performance in 2001, REITs reaffirmed both their status as an asset class and their value as a portfolio diversifier. Both these facts should begin to draw more investors to REITs. And, if the recent addition of seven REITs to Standard & Poor's Indexes (including two to the bellwether
S&P 500 Index) is any indication, this process is well underway.

2002 INVESTMENT OUTLOOK

    Now that REITs are two years into a bull market, it is logical to ask if the advance has run its course. We don't believe it has. Since NAREIT's inception in 1971, there have been six bull markets. On average, these have lasted 36 months, resulted in price appreciation of 71%, and returned 124%. The current bull market has lasted only 22 months, resulted in price appreciation of 26%, and returned 45%. Furthermore, the most recent bull market (1995-97) ended because of overvaluation (REITs were trading at a 25% premium to net asset value, 'NAV') and a deluge of equity issuance ($26 billion was issued in 1997). Today, by contrast, REITs are still trading at a discount to NAV, and equity issuance has been modest, totaling just $4 billion last year. Finally, investors are still, at best, neutral toward REITs, as net mutual fund flows were a paltry $56 million in 2001. For these reasons, we believe the current bull market for REITs can continue. Below, we delineate our 2002 outlook, which forms the basis for our investment strategy:

     REIT EARNINGS GROWTH WILL BE MODERATE IN 2002 AND ACCELERATE IN 2003. Because leases delay the effect of changing market conditions on real estate revenue, the recession's impact on REIT earnings will be felt this year. As a result, Wall Street analysts have low expectations for cash flow growth, just 4%-5%. However, looking to 2003, we believe the building blocks are in place for growth to accelerate. Thanks to the recession, new construction has declined dramatically -- a major positive for landlords. And, thanks to record economic stimulus, the economy is beginning to show signs of improvement. Therefore, we expect the supply/demand picture for real estate to improve sometime in 2002, and we look for occupancy rates to increase, an important catalyst for accelerating growth.

     REIT VALUATION MULTIPLES SHOULD EXPAND TO REFLECT ACCELERATING GROWTH POTENTIAL IN 2003 AND BEYOND. REITs have gone through a recession, and yet they still produced positive earnings growth. This performance should finally allow REITs to earn a higher multiple for their better-than-expected earnings stability. Moreover, REIT cash flow multiples are still historically low. Therefore, we believe both that valuations already reflect the low growth expected in 2002, and that multiples can expand in anticipation of accelerating growth in 2003. What's more, dividend payout ratios are just 61% today, compared to nearly 100% ten years ago. Lower payout ratios are important, as they provide REITs with internal sources of cash with which to finance acquisitions or re-pay debt; we expect these lower payout ratios to contribute approximately 2.6% to annual growth rates in the future, a meaningful increase from the 0.9% contribution over the past ten years. The growth driven by retained cash flow increases the proportion of growth from internal sources and, we believe, is virtually assured.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

     REIT FUNDAMENTALS WILL BEGIN TO BENEFIT FROM AN IMPROVING COST OF CAPITAL. REITs have not had access to equity since 1999 due to its prohibitively high cost. If valuation multiples expand as we expect, REITs may be able to take advantage of more investment opportunities. With access to equity, REITs can blend the high cost of equity with the extremely low cost of debt to add value by investing new capital. While development is not an investment option due to current market conditions, we expect REITs to exploit opportunities to acquire properties hurt by recession-induced vacancy and properties from private owners who need to cash out partners or have succession/estate planning needs.

     REIT PERFORMANCE LEADERSHIP WILL SHIFT FROM INCOME- TO GROWTH-ORIENTED SECURITIES, AND FROM DEFENSIVE TO CYCLICAL SECTORS. The outperformance by the high-yield, small-cap companies this year dramatically reduced the valuation differential separating them from their low-yield, blue-chip peers. As a result, the dividend-yield spread separating the lowest to highest yield quartiles shrunk to 310 basis points from 600 basis points. If we are correct that the economy is improving, it is likely that the factors that drove REIT performance last year, particularly the Fed's easing, will reverse to some degree this year. As a result, investors' confidence in the ability of REITs to accelerate earnings growth in 2003 may increase, which would benefit the high-quality companies we favor.

    Based on Wall Street's low expectations this year for REIT fundamentals and returns, we believe the risks to our investment outlook are low, but revolve around the demand side. While the signs of improvement in the economy are many, the timing and ultimate strength of the recovery are uncertain and will govern the recovery in demand for space.

    In terms of strategy, we have positioned the portfolio to take advantage of a rebound in the high-quality, more-economically-sensitive REITs. Currently, their valuations are compelling on several measures and, in our view, are superior to the valuations of defensive sectors, which experienced significant multiple expansion last year. This explains our overweight positions in the Office, Regional Mall, and Industrial sectors. Reverse logic underlies our rationale for having little or no allocation to the Shopping Center and Self Storage sectors, and for reducing our weighting in the Health Care sector. We also highlight that we established a modest weighting in the Hotel sector, though only after convincing ourselves that the declines in occupancy following September 11 would not impair the ability of the sector to meet financial obligations.

SUMMARY

    It has been 11 years since the last recession, providing us with a meaningful "cycle" over which to judge the performance of modern-era REITs. The table below shows that, during that cycle, REITs delivered annualized returns of 13.6%, compared with the S&P 500's 14.4% return. While those returns are quite similar, their composition is not. Dividends accounted for 75% of REITs' total return, compared to just 26% for stocks. However, over that time, the multiples of stocks expanded, while those of REITs contracted, explaining why stocks, despite their lower dividend yields and lower earnings growth, outperformed REITs.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                    Sources of Total Return over a Cycle
                        Eleven Years ended 12/31/01


                                       REITs            Stocks
           ---------------------------------------------------
           Dividend Return             10.2%              3.8%
           ---------------------------------------------------
           Earnings Growth              9.4%              5.3%
           ---------------------------------------------------
           Multiple Change             -6.0%              5.3%
           ---------------------------------------------------
           Total Return                13.6%             14.4%
           ---------------------------------------------------



    In an environment where equity return expectations have declined, we believe that REITs, by virtue of fulfilling a large part of the return hurdle through their high dividend yields, have become more attractive to investors. While stock multiples expanded over the past cycle, and REIT multiples contracted, we believe this trend is in the process of being reversed. In our view, these factors, combined with our fundamental outlook, should enable REITs to continue to deliver acceptable relative returns.

Sincerely,


            MARTIN COHEN              ROBERT H. STEERS


            MARTIN COHEN              ROBERT H. STEERS
             President                   Chairman


   -------------------------------------------------------------
         Cohen & Steers is online at WWW.COHENANDSTEERS.COM

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.

            So visit us today at WWW.COHENANDSTEERS.COM
   -------------------------------------------------------------


* The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Institutional Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength, and growth potential.

    Unlike corporate America, whose profits were pummeled by the recession, REIT earnings grew solidly in 2001, due, in large part, to the relatively strong fundamentals and defensive attributes of real estate. As a result, REITs delivered excellent absolute and relative returns this past year, outperforming both stocks and bonds. The Fund shared in this outperformance, beating the S&P 500 by a wide margin and adding value both with its Health Care holdings, which reaped the benefits of their high yields, defensive characteristics, and the improvements in Medicare reimbursement, and with its Regional Mall holdings, which benefited from debt refinancing and better-than-expected earnings growth. However, the Fund underperformed its benchmark due to the unexpectedly strong performance of high-yield, small-capitalization REITs. These stocks outperformed the REIT universe because the Federal Reserve, in cutting interest rates aggressively, made their yields attractive to investors. With its emphasis on high-quality REITs, which tend to have lower yields, the Fund did not participate in this sector's strong performance.


        ----------------------------------------------------------------------
                                           Average Annual Total Returns
                                          For Periods Ended Dec. 31, 2001
                                      ----------------------------------------
                                         1 Year      Since Inception (2/14/00)
        ----------------------------------------------------------------------
          Fund                           6.02%               18.47%
        ----------------------------------------------------------------------
          NAREIT Equity'D'              13.93%               21.66%
        ----------------------------------------------------------------------
          S&P 500'D'                   -11.88%               -8.56%
        ----------------------------------------------------------------------

                                        [CHART]

Growth of a $3,000,000 Investment Since Inception

                     Cohen & Steers
                     Institutional     NAREIT Equity
                     Realty Shares       REIT Index       S&P 500
                     -------------     -------------      -------
 2/14/00*              $3,000,000        $3,000,000      $3,000,000
 3/31/00               $3,113,100        $3,082,500      $3,239,400
 6/30/00               $3,365,260        $3,407,090      $3,153,560
 9/30/00               $3,731,740        $3,667,730      $3,122,970
12/31/00               $3,889,220        $3,804,170      $2,878,750
 3/31/01               $3,784,210        $3,819,000      $2,537,330
 6/30/01               $4,164,140        $4,239,480      $2,685,760
 9/30/01               $3,986,330        $4,128,400      $2,291,500
12/31/01               $4,123,065        $4,333,998      $2,536,456


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 *  Commencement of operations.

'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 2001

                                                                   NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ---------   ------------
EQUITIES                                                98.67%
    APARTMENT/RESIDENTIAL                               17.87%
         Apartment Investment & Management Co. -- Class A......     231,200   $ 10,572,776
         Archstone-Smith Trust.................................   1,342,575     35,309,722
         AvalonBay Communities.................................     681,800     32,255,958
         Equity Residential Properties Trust...................     642,300     18,440,433
         Essex Property Trust..................................     194,500      9,610,245
                                                                              ------------
                                                                               106,189,134
                                                                              ------------
    HEALTH CARE                                          7.19%
         Health Care Property Investors........................     413,700     14,980,077
         Nationwide Health Properties..........................     836,700     15,637,923
         Ventas................................................   1,051,300     12,089,950
                                                                              ------------
                                                                                42,707,950
                                                                              ------------
    HOTEL                                                2.24%
         FelCor Lodging Trust..................................     193,400      3,231,714
         Host Marriott Corp. ..................................     500,800      4,507,200
         Starwood Hotels & Resorts Worldwide...................     187,500      5,596,875
                                                                              ------------
                                                                                13,335,789
                                                                              ------------
    INDUSTRIAL                                           9.87%
         AMB Property Corp. ...................................     933,400     24,268,400
         ProLogis Trust........................................   1,599,000     34,394,490
                                                                              ------------
                                                                                58,662,890
                                                                              ------------
    OFFICE                                              38.46%
         Arden Realty..........................................   1,034,000     27,401,000
         Boston Properties.....................................   1,108,600     42,126,800
         *Brookfield Properties Corp ..........................   1,034,600     18,011,185
         CarrAmerica Realty Corp. .............................     587,900     17,695,790
         Crescent Real Estate Equities Co. ....................     216,700      3,924,437
         Equity Office Properties Trust........................   1,388,428     41,763,914
         Mack-Cali Realty Corp. ...............................     259,600      8,052,792
         SL Green Realty Corp. ................................     518,900     15,935,419
         Vornado Realty Trust..................................   1,289,000     53,622,400
                                                                              ------------
                                                                               228,533,737
                                                                              ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


                     SCHEDULE OF INVESTMENTS -- (CONTINUED)

                               DECEMBER 31, 2001

                                                                   NUMBER        VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                  ---------   ------------
    OFFICE/INDUSTRIAL                                    5.48%
         Kilroy Realty Corp. ..................................     474,400   $ 12,462,488
         Liberty Property Trust................................     132,000      3,940,200
         Reckson Associates Realty Corp. ......................     692,400     16,174,464
                                                                              ------------
                                                                                32,577,152
                                                                              ------------
    SHOPPING CENTER                                     17.56%
      COMMUNITY CENTER                                   0.96%
         Developers Diversified Realty Corp. ..................     300,600      5,741,460
                                                                              ------------
      OUTLET CENTER                                      1.54%
         Chelsea Property Group................................     185,900      9,127,690
                                                                              ------------
      REGIONAL MALL                                     15.06%
         CBL & Associates Properties...........................     324,400     10,218,600
         General Growth Properties.............................     781,600     30,326,080
         Rouse Co..............................................     444,300     13,013,547
         Simon Property Group..................................   1,115,200     32,708,816
         Taubman Centers.......................................     216,000      3,207,600
                                                                              ------------
                                                                                89,474,643
                                                                              ------------
         TOTAL SHOPPING CENTER.................................                104,343,793
                                                                              ------------
             TOTAL EQUITIES (Identified cost -- $490,641,095)..                586,350,445
                                                                              ------------
                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                  ---------
  COMMERCIAL PAPER                                        0.31%
         Tyco Capital Corp., 1.62%, due 01/02/02
           (Identified cost -- $1,833,917).....................   $1,834,000     1,833,917
                                                                              ------------
TOTAL INVESTMENTS (Identified cost -- $492,475,012) ...  98.98%                588,184,362
OTHER ASSETS IN EXCESS OF LIABILITIES .................   1.02%                  6,037,239
                                                        ------                ------------
NET ASSETS (Equivalent to $30.97 per share based on
   19,184,358 shares of capital stock outstanding) .... 100.00%               $594,221,601
                                                        ------                ------------
                                                        ------                ------------

-------------------
 * Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on December 31, 2001 was $28,679,112 based on an exchange rate of 1 Canadian dollar to 0.62802 U.S. dollars.

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001

ASSETS:
    Investments in securities, at value (Identified
       cost -- $492,475,012) (Note 1).......................  $588,184,362
    Cash....................................................            41
    Dividends receivable....................................     3,892,906
    Receivable for investment securities sold...............     3,007,908
    Receivable for fund shares sold.........................       403,471
                                                              ------------
         Total Assets.......................................   595,488,688
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............       875,041
    Payable to manager......................................       379,533
    Payable for funds shares redeemed.......................        12,513
                                                              ------------
         Total Liabilities..................................     1,267,087
                                                              ------------
NET ASSETS applicable to 19,184,358 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $594,221,601
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($594,221,601 [div] 19,184,358 shares outstanding)......  $      30.97
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $494,226,317
    Accumulated net realized gain on investments............     4,285,934
    Net unrealized appreciation on investments..............    95,709,350
                                                              ------------
                                                              $594,221,601
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

Investment Income (Note 1):
    Dividend income (net of $53,290 of foreign withholding
       tax).................................................  $37,375,753
    Interest income.........................................      708,806
                                                              -----------
         Total Income.......................................   38,084,559
                                                              -----------
Expenses:
    Management Fees (Note 2)................................    4,536,495
    Line of credit fees and expenses (Note 6)...............       77,627
    Registration and filing fees............................       36,493
    Directors' fees and expenses (Note 2)...................       27,187
                                                              -----------
         Total Expenses.....................................    4,677,802
                                                              -----------
    Reduction of Expenses (Note 2)..........................     (141,307)
                                                              -----------
         Net Expenses.......................................    4,536,495
                                                              -----------
Net Investment Income.......................................   33,548,064
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................      513,347
    Net change in unrealized appreciation on investments....     (233,877)
                                                              -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................      279,470
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $33,827,534
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE PERIOD
                                                       FOR THE        FEBRUARY 14, 2000*
                                                     YEAR ENDED            THROUGH
                                                  DECEMBER 31, 2001   DECEMBER 31, 2000
                                                  -----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income..................    $ 33,548,064         $ 25,447,139
         Net realized gain/(loss) on
            investments.........................         513,347             (309,970)
         Net change in unrealized appreciation
            on investments......................        (233,877)          95,943,227
                                                    ------------         ------------
              Net increase in net assets
                resulting from operations.......      33,827,534          121,080,396
                                                    ------------         ------------
    Dividends and Distributions to Shareholders
       from (Note 1 and 4):
         Net investment income..................     (25,828,510)         (21,673,790)
         Net realized gain on investments.......      (5,052,479)          (2,357,866)
         Tax return of capital..................      (2,148,953)            (983,970)
                                                    ------------         ------------
              Total dividends and distributions
                to shareholders.................     (33,029,942)         (25,015,626)
                                                    ------------         ------------
    Capital Stock Transactions (Note 5):
         Increase/(Decrease) in net assets from
            Fund share transactions.............     (22,166,149)         519,425,388
                                                    ------------         ------------
              Total increase/(decrease) in net
                assets..........................     (21,368,557)         615,490,158
    Net Assets:
         Beginning of period....................     615,590,158              100,000
                                                    ------------         ------------
         End of period..........................    $594,221,601         $615,590,158
                                                    ------------         ------------
                                                    ------------         ------------

-------------------

* Commencement of operations.

                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                     FOR THE PERIOD
                                                                   FOR THE         FEBRUARY 14, 2000*
                                                                 YEAR ENDED              THROUGH
PER SHARE OPERATING PERFORMANCE:                              DECEMBER 31, 2001     DECEMBER 31, 2000
--------------------------------                             -------------------   -------------------
Net asset value, beginning of period......................         $30.89                $25.00
                                                                   ------                ------
Income from investment operations:
    Net investment income.................................           1.73                  1.41
    Net realized and unrealized gain/(loss) on
      investments.........................................           0.05                  5.87
                                                                   ------                ------
        Total from investment operations..................           1.78                  7.28
                                                                   ------                ------
Less dividends and distributions to shareholders from:
    Net investment income.................................          (1.33)                (1.21)
    Net realized gain on investments......................          (0.26)                (0.12)
    Tax return of capital.................................          (0.11)                (0.06)
                                                                   ------                ------
        Total dividends and distributions to
          shareholders....................................          (1.70)                (1.39)
                                                                   ------                ------
        Net increase in net asset value...................           0.08                  5.89
                                                                   ------                ------
Net asset value, end of period............................         $30.97                $30.89
                                                                   ------                ------
                                                                   ------                ------
-----------------------------------------------------------------------------------------------
Total investment return...................................           6.02%                29.64%(1)
                                                                   ------                ------
                                                                   ------                ------
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (in millions)...............         $594.2                $615.6
                                                                   ------                ------
                                                                   ------                ------
    Ratio of expenses to average daily net assets (before
      expense reduction)..................................           0.77%                 0.79%(2)
                                                                   ------                ------
                                                                   ------                ------
    Ratio of expenses to average daily net assets (net of
      expense reduction)..................................           0.75%                 0.75%(2)
                                                                   ------                ------
                                                                   ------                ------
    Ratio of net investment income to average daily net
      assets (before expense reduction)...................           5.52%                 5.97%(2)
                                                                   ------                ------
                                                                   ------                ------
    Ratio of net investment income to average daily net
      assets (net of expense reduction)...................           5.55%                 6.01%(2)
                                                                   ------                ------
                                                                   ------                ------
    Portfolio turnover rate...............................          40.71%                20.16%(1)
                                                                   ------                ------
                                                                   ------                ------

-------------------
 *  Commencement of operations.
(1) Not annualized.
(2) Annualized.


                See accompanying notes to financial statements.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Institutional Realty Shares, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. Investment operations commenced on February 14, 2000. The Fund had no operations prior to February 14, 2000, other than the sale of 4,000 shares of common stock for $100,000 to Cohen & Steers Capital Management, Inc. at $25.00 per share.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Pursuant to a management agreement (the "Management Agreement"), Cohen & Steers Capital Management, Inc. (the "Manager") serves as the Fund's investment manager. Under the terms of the Management Agreement, the Manager provides the Fund with a continuous investment program, makes the day-to-day investment decisions, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. The Manager also is responsible, under the Management Agreement, for the performance of certain administration services for the Fund. For the services provided to the Fund, the Manager receives a monthly fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 2001, the Fund incurred $4,536,495 in management fees.

    The Manager has contractually agreed to reimburse the Fund so that its total annual operating expenses do not exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the Fund. For the year ended December 31, 2001, the Manager paid $141,307 in expenses on behalf of the Fund.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the directors and officers so affiliated received compensation from the Fund for their services as directors of the Fund. For the year ended December 31, 2001, the Manager paid $27,187 for directors' fees and related expenses on behalf of the Fund.

    Other: At December 31, 2001, there was one institutional investor owning 33% of the Funds' outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2001 totaled $238,274,972 and $251,020,187, respectively.

NOTE 4. INCOME TAXES

    The Fund had a return of capital of $2,148,953 ($0.11 per share) for the year ended December 31, 2001, which has been deducted from paid-in capital. The tax character of distributions from net investment income include distributions of $30,373,924 from ordinary income and distributions of $507,065 from long term capital gains. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    At December 31, 2001, the cost of investments and net unrealized appreciation/(depreciation), for federal income tax purposes were as follows:

Aggregate cost....................................  $488,189,077
                                                    ------------
Gross unrealized appreciation.....................  $100,018,155
Gross unrealized depreciation.....................  $    (22,870)
                                                    ------------
Net unrealized appreciation.......................  $ 99,995,285
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial state and tax purposes primarily due to treatments of return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2001, the Fund decreased undistributed net investment income and increased accumulated net realized gain on investments by $7,719,554.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTE 5. CAPITAL STOCK

    The Fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Transactions in Fund shares were as follows:

                                           FOR THE YEAR ENDED         FOR THE PERIOD ENDED
                                            DECEMBER 31, 2001          DECEMBER 31, 2000*
                                        -------------------------   -------------------------
                                          SHARES        AMOUNT        SHARES        AMOUNT
                                        ----------   ------------   ----------   ------------
Sold..................................   1,592,254   $ 49,179,783    7,699,309   $223,273,912
Sold in-kind**........................     106,218      3,287,445   13,314,011    328,183,733
Issued as reinvestment of dividends...     604,679     18,265,997      531,210     15,337,596
Redeemed..............................  (3,045,298)   (92,899,374)  (1,622,025)   (47,369,853)
                                        ----------   ------------   ----------   ------------
Net increase..........................    (742,147)  $(22,166,149)  19,922,505   $519,425,388
                                        ----------   ------------   ----------   ------------
                                        ----------   ------------   ----------   ------------

---------

 * The Fund commenced operations on February 14, 2000.

** Certain Fund shareholders who met the minimum investment requirements of the Fund were permitted to redeem shares of the Cohen & Steers Realty Shares, Inc. in-kind and make subsequent in-kind purchases in the Fund.

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., and Cohen & Steers Equity Income Fund, Inc. has entered into a $200,000,000 Credit Agreement (the "Credit Agreement") with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the Credit Agreement.

    During the year ended December 31, 2001, the Fund did not have any loans outstanding. For the year ended December 31, 2001, the Manager paid commitment fees and other expenses associated with the line of credit of $77,627 on behalf of the Fund.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Institutional Realty Shares, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Institutional Realty Shares, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period February 14, 2000 (commencement of operations) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


                                           PricewaterhouseCoopers LLP

New York, New York
February 4, 2002

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                        OVERSEEN
                                                                                                       WITHIN THE
                             POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
  NAME, ADDRESS AND AGE         WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
  ---------------------         ---------          ------      -----------   ----------------------     -------
Robert H. Steers ........   Director, Chairman   Until next       Since      Chairman of Cohen &           6
757 Third Avenue              and Secretary      election of    Inception    Steers Capital
New York, New York                                Directors                  Management, Inc., the
Age: 48                                                                      Fund's Investment
                                                                             Manager.

Martin Cohen ............       Director,        Until next       Since      President of Cohen &          6
757 Third Avenue              President and      election of    Inception    Steers Capital
New York, New York              Treasurer         Directors                  Management, Inc., the
Age: 52                                                                      Fund's Investment
                                                                             Manager.

Gregory C. Clark ........        Director        Until next       Since      Private Investor. Prior       6
376 Mountain Laurel Drive                        election of    Inception    thereto, President of
Aspen, Colorado                                   Directors                  Wellspring Management
Age: 54                                                                      Group (investment
                                                                             advisory firm).

Bonnie Cohen ............        Director        Until next      2001 to     Consultant. Prior             6
1824 Phelps Place, N.W.                          election of     Present     thereto, Undersecretary
Washington, D.C.                                  Directors                  of State, United States
Age: 59                                                                      Department of State.

George Grossman .........        Director        Until next       Since      Attorney-at-law.              6
17 Elm Place                                     election of    Inception
Rye, New York                                     Directors
Age: 47

Richard J. Norman .......        Director        Until next      2001 to     Private Investor. Prior       6
7520 Hackamore Drive                             election of     Present     thereto, Investment
Potomac, Maryland                                 Directors                  Representative of
Age: 58                                                                      Morgan Stanley Dean
                                                                             Witter.

Willard H. Smith, Jr.....        Director        Until next       Since      Board member of Essex         6
5208 Renaissance Avenue                          election of    Inception    Property Trust, Inc.,
San Diego, California                             Directors                  Highwoods Properties,
Age: 64                                                                      Inc., Realty Income
                                                                             Corporation and Willis
                                                                             Lease Finance
                                                                             Corporation. Managing
                                                                             director at Merrill
                                                                             Lynch & Co., Equity
                                                                             Capital Markets
                                                                             Division from 1983 to
                                                                             1995

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:



           FOR HIGH CURRENT INCOME:                                   FOR TOTAL RETURN:

               COHEN & STEERS                                          COHEN & STEERS

             EQUITY INCOME FUND                                         REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX




            FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

               COHEN & STEERS                                        COHEN & STEERS

             SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX

                         FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND,
                           OR TO OBTAIN A PROSPECTUS, PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

    THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND, INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT MANAGER
Director and Chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and President                   (212) 832-3232

Gregory C. Clark                         FUND SUB-ADMINISTRATOR AND CUSTODIAN
Director                                 State Street Corp.
                                         225 Franklin Street
Bonnie Cohen                             Boston, MA 02110
Director
                                         TRANSFER AGENT
George Grossman                          Boston Financial Data Services, Inc.
Director                                 Two Heritage Drive
                                         North Quincy, MA 02171
Richard J. Norman                        (800) 437-9912
Director
                                         LEGAL COUNSEL
Willard H. Smith, Jr.                    Simpson Thacher & Bartlett
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Adam Derechin
Vice President and Assistant Treasurer   DISTRIBUTOR
                                         Cohen & Steers Securities, Inc.
Lawrence B. Stoller                      757 Third Avenue
Assistant Secretary                      New York, NY 10017

                                         NASDAQ Symbol: CSRIX

                                         Website: www.cohenandsteers.com

                                         Net asset value (NAV) can be found in
                                         the daily mutual fund listings in the
                                         financial section of most major
                                         newspapers under Cohen & Steers.

                                         This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Institutional Realty Shares, Inc.
                                         unless accompanied or preceded by the
                                         delivery of a currently effective
                                         prospectus setting forth details of
                                         the Fund. Past performance, of course,
                                         is no guarantee of future results and
                                         your investment may be worth more or
                                         less at the time you sell.

COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


---------------------------
      COHEN & STEERS
INSTITUTIONAL REALTY SHARES
---------------------------


 --------------------


     ANNUAL REPORT
   DECEMBER 31, 2001




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'
 The division sign shall be expressed as................................ [div]